DEFA14A
PROXY STATEMENT PURSUANT TO SECTION 14 (a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Registrant

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[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Dreyfus Funds, Inc. - Dreyfus Discovery Fund
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Recently, you should have received proxy materials pertaining to an important proposal for Dreyfus Discovery Fund. The Fund's shareholder meeting has been adjourned to March 26, 2010. If you have not already done so, please vote your shares by using one of the methods detailed in your proxy card. If you have any questions or need new proxy materials, please call Dreyfus at 1-800-645-6561.